INVESCO VARIABLE FUNDS, INC.
                          INVESCO VIF - Technology Fund

                   Supplement to Prospectuses dated May 1, 1998
                                and July 6, 1998

Effective January 1, 1999, the section of the above Prospectus entitled "The Fund And Its Management" is hereby amended to (1) delete the sixth paragraph, and (2) substitute the following paragraph in its place:

     William R. Keithler, a Chartered Financial Analyst, has been the portfolio manager of the Technology Fund since January 1999. He also manages the INVESCO VIF - Technology Fund and is a senior vice president of INVESCO. Bill was previously a portfolio manager with Berger Associates (1993 -
     1998) and a portfolio manager with INVESCO (1986 - 1993). He received an M.S. from the University of Wisconsin - Madison and a B.A. from Webster College.

The date of this Supplement is December 14, 1998.